Commercial Savings Bank FIXED RATE
      627 North Adams - P.O. Box 277 REVOLVING OR
      Carroll, Iowa 51401-0277 - 712-792-4346 DRAW NOTE
      "LENDER"
                                   Borrower
                       Advanced Business Sciences, Inc.
                          3345... NORTH 107TH STREET
                               Omaha, NE 68134

                   TELEPHONE NO.
                   IDENTIFICATION NO-. 47-075198


OFFICER         INTEREST        PRINCIPAL AMOUNT/        FUNDING /
MATURITY     CUSTOMER             LOAN
INITIALS         RATE         CREDIT LIMIT               AGREEMENT   DATE
            NUMBER                 NUMBER

005             8.000%              $999,767.13                      04/04/99
10/05/99         1-21--534
PURPOSE: REFINANCE NOTE 45697 - OPERATING

PROMISE TO PAY: For value received, Borrower promises to pay to the order of Lender, indicated above, the principal amount of NINE HUNDRED NINETY-NINE THOUSAND SEVEN HUNDRED SIXTY-SEVEN AND 13/100 -Dollars ($ 999,767.13) or, if less, the aggregate unpaid principal amount of all loans or advances made by Lender to Borrower, plus interest on the unpaid principal balance at the rate and in the manner described below, until all amounts owing under this Note are paid in full. All amounts received by Lender shall be applied first to expenses, late charges, accrued unpaid interest, and then to unpaid principal, or in any other order as determined by Lender, in Lender's sole discretion, as permitted by law. REVOLVING OR DRAW FEATURE: x This Note possesses a revolving feature. Upon satisfaction of all conditions set forth in this Note, Borrower shall be entitled to borrow up to the full principal amount of the Note and to repay and re-borrow from time to time during the term of the Note. This Note possesses a draw feature. Upon satisfaction of all conditions set forth in this Note, Borrower shall be entitled to make one or more draws under this Note. Any repayment may not be re-borrowed. The aggregate amount of such draws shall not exceed the full principal amount of this Note. Information with regard to any loans or advances under this Note shall be recorded and maintained by Lender in Its Internal records and such records shall be conclusive of the principal and interest owed by Borrower under this Note unless there Is a material error in such records. Lender's failure to record the date and amount of any loan or advance shall not limit or otherwise affect the obligations of Borrower under this Note to repay the principal amount of the loans or advances together with all interest accruing thereon. Lender shall not be obligated to provide Borrower with a copy of the record on a periodic basis. Borrower shall be entitled to inspect or obtain a copy of the record during Lender's business hours. CONDITIONS FOR
ADVANCES: If there is no default under this Note, Borrower shall be entitled to borrow monies under this Note (subject to the limitations described above) under the following conditions:

INTEREST RATE: Interest under this Note shall be computed on the basis of 365 days and the actual number of days per year. So long as there is no default under this Note, interest on this Note shall be calculated at the fixed rate of EIGHT AND N0/1000 percent (8.000 %) per annum or the maximum interest rate Lender is permitted to charge by law, whichever is less. DEFAULT RATE: In the event of any default under this Note, the Lender may, in its discretion, determine that all amounts owed to Lender shall bear Interest at the lesser of:

or the maximum interest rate Lender is permitted to charge by law.
PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

A SINGLE PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED
INTEREST IS DUE AND PAYABLE ON OCTOBER 5, 1999.

All payments will be made to Lender at Its address described above, or at any other address so designated by Lender, and In lawful currency of the United States of America.

RENEWAL: If checked,  X  this Note is a renewal of Loan Number 45697

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender, all of Borrower's rights, title, and interest, in all monies, Instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties If so assigned) that are now or in the future in Lender's custody or control. X If checked, the obligations under this Note are also secured by a lien on and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security for this Note now or in the future.

          PREPAYMENT: This Note may be prepaid In part or in full on or before its maturity date. If this Note is prepaid in full, there will be:
     No  minimum   finance   charge     A  minimum   finance  charge  of
     --------------------. LATE PAYMENT CHARGES: If payment is received more than n/a days late, Borrower will be charged a late payment charge of:
       _________% of the unpaid payment  amount;   $ or % of the
     unpaid payment  amount,  whichever is   greater  l less; as
     additional interest.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREE AGREEMENT
SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE

ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. BORROWER MAY CHANGE
THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO TYE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE; BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

NOTE DATE: APRIL 5, 1999
BORROWER:  ADVANCED BUSINESS SCIENCES, INC.BORROWER:
   ADVANCED BUSINESS SCIENCES, INC.

   BENJAMIN  J. LAMB, PRESIDENT & CEO          ROGER J. KANNE DIRECTOR &
TREASURER
BORROWER, BORROWER:
BORROWER: BORROWER:
BORROWER: BORROWER:

TERMS AND CONDITIONS
I - DEFAULT: Borrower will be in default under this Note In the event that Borrower, any guarantor or any other third party pledging collateral to secure this Note: (a) falls to make any payment on this Note or any other indebtedness to Lender when due; (b) falls to perform any obligation or breaches any warranty or covenant to Lender contained In this Note, any security Instrument, or any other present or future written agreement regarding this or any other indebtedness of Borrower to Lender; (c) provides or causes any false or misleading signature or representation to be provided to Lender; (d) allows the collateral securing this Note Of any) to be lost, stolen, destroyed, damaged in any material respect, or subjected to seizure or confiscation; (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property; (Q dies, becomes legally Incompetent, Is dissolved or terminated, ceases to operate Its business, becomes insolvent, makes an assignment for the benefit of creditors, falls to pay debts as they become due, has a material adverse change In its financial condition, or becomes the subject of any bankruptcy, Insolvency or debtor rehabilitation proceeding; or (9) causes Lender, in good faith, to believe the prospect of payment or performance is impaired. 2. RIGHTS OF LENDER ON DEFAULT:
If there Is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law): (a) to cease making additional advances under this Note; (b) to declare the principal amount plus accrued Interest under this Note and all other present and future obligations of Borrower Immediately due and payable In full; (c) to collect the outstanding obligation of Borrower with or without resorting to judicial process; (d) to take possession of any collateral in any manner permitted by law; (e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;
(f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process; (g) to set-off Borrower's obligations against any amounts due to Borrower Including, but not limited to monies, Instruments, and deposit accounts maintained with Lender; and
(h) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and In any order. Lender's remedies under this paragraph are In addition to those available at common law, Including, but not limited to, the right of set-off. 3. DEMAND FEATURE: If this Note contains a demand feature, Lender's right to demand payment, at any time, and from time to time, shall be In Lender's sole and absolute discretion, whether or not any default has occurred. 4. FINANCIAL INFORMATION: Borrower will at all times keep proper books of record and account In which full, true and correct entries shall be made in accordance with generally accepted accounting principles and will upon Lender's request deliver to Lender, within ninety (90) days after the end of each fiscal year of Borrower, a copy of the annual financial statements of Borrower relating to such fiscal year, such statements to include (1) the balance sheet of Borrower as at the end of such fiscal year and (11) the related income statement, statement of retained earnings and statement of changes in the financial position of Borrower for such fiscal year, which, at Lender's request, shall be prepared by such certified public accountants as may be reasonably satisfactory to Lender. Borrower also agrees to deliver to Lender within fifteen (15) days after filing same, a copy of Borrower's income tax returns and also, from time to time, such other financial Information with respect to Borrower as Lender may request. S. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected If Lender amends, compromises, exchanges, fails to exercise, Impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral. 6. SEVERABILITY/MAXIMUM RATE: If any provision of this Note is invalid, Illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not In any way be affected or Impaired thereby. Notwithstanding any reference to highest lawful rate, maximum Interest rate permitted to be charged by relevant law or other like terms, such references shall not be deemed to establish a maximum lawful rate of Interest as contemplated by Iowa Code 9 535.2,2 because the parties have agreed in writing to a rate of interest pursuant to Iowa Code 111535.2. There shall be no automatic reduction to the highest lawful rate or other like term a3 to any Borrower or any other party barred by law from availing Itself In any action or proceedings of the defense of usury, or any Borrower or other party barred or exempted from the operation of any law limiting the amount of interest that may be paid for the loan or use of money, or In the event this transaction, because of its amount or purpose or for any other reason is exempt from the operation of any statute limiting t6 amount of interest that may be paid for the loan or use of money. Borrower agrees that any late charge, delinquency charge, or other like charge shall be interest for the purpose of Iowa Law. 7.
ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described In this Note without the prior written consent of Lender which may be withhold by Lender In Its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower In any manner. The term *Lender" shall mean the Lender specified in this Agreement, Its successors and assigns, and subsequent holders of this Note. 8. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be In writing and sent to the parties at the addresses described In this Note or such other address as the parties may designate In writing from time to time. 9. APPLICABLE LAW: This Note shall be governed by the laws of the state of Iowa. Borrower consents to the jurisdiction and venue of any court located In such state In the event of any legal proceeding pertaining to the negotiation, execution, performance or enforcement of any term or condition contained In this Note or any related loan document and agrees not to commence or seek to remove such legal proceeding In or to a different court. 10. COLLECTION COSTS: If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's reasonable attorneys' fees and collection costs. 11. MISCELLANEOUS: This Note is being executed for Commercial purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest. All references to Borrower In this Note shall include all of the parties signing this Note, and this Note shall be binding upon the heirs, successors and assigns of Borrower and Lender. If there is more than one Borrower, their Obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents. 12. JURY TRIAL WAIVER: BORROWER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL SECURING THIS NOTE. 13. ADDITIONAL TERMS: THIS NOTE IS SECURED BY A LIMITED CONTINUING GUARANTY DATED APRIL 6, 1998, IN THE AMOUNT OF $285,000 FROM MARY COLLISON AND BY A LIMITED CONTINUING GUARANTY DATED APRIL 6, 1998, IN THE AMOUNT OF $ 285,000 FROM ROGER J. KANNE AND BY A LIMITED CONTINUING GUARANTY DATED APRIL 6, 1998, IN THE AMOUNT OF $285,000.00 FROM JANES L. PIETIG AND BY A L IMI TMD CONTINUING GUARANTY DATED APRIL 6, 1998, IN THE AMOUNT OF $285,000.00 FROM DENNIS L. ANDERSON AND BY A LIMITED CONTINUING GUARANTY DATED APRIL 6, 1998, IN THE AMOUNT OF $285,000.00 FROM ROBERT E. BADDING AND BY A LIMITED CONTINUING GUARANTY DATED APRIL 6, 1998, IN THE AMOUNT OF $285,000.00 FROM MARTIN J. HALBUR.